Future Minimum Time Charter Revenue	12 Months Ended
Dec. 31, 2021
Future Minimum Time Charter Revenue
Future Minimum Time Charter Revenue	Future Minimum Time Charter Revenue
The future minimum time charter revenue, net of commissions, based on vessels committed to non-cancellable time charter contracts (including fixture recaps) as of December 31, 2021, is as follows:

December 31,
2022	$142,091
2023	73,240
2024	66,564
2025	35,800
2026	9,227
Thereafter	40,524
Total	$367,446
Revenues from time charters are not generally received when a vessel is off-hire, including time required for normal periodic maintenance. In arriving at the minimum future charter revenues, an estimated off-hire time has been deducted, although such estimate may not be reflective of the actual off-hire in the future.